UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

Surmodics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Minnesota	0-23837	41-1356149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 952 500-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	SRDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 13, 2024, Surmodics, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) in connection with the transactions contemplated by the Merger Agreement (the “Merger Agreement”) with BCE Parent, LLC, a Delaware limited liability company (“Parent”), and BCE Merger Sub, Inc., a Minnesota corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), pursuant to which, and subject to the terms and conditions thereof, Merger Sub would merge (the “Merger”) with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of Parent.

At the close of business on the record date of the Special Meeting, there were 14,265,435 shares of common stock, par value $0.05, of the Company outstanding (collectively, the “Common Stock”), each of which was entitled to one vote with respect to the proposals voted on at the Special Meeting. A total of 11,171,955 shares of Common Stock, representing approximately 78% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present virtually or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Special Meeting based on the final, certified report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission (the “SEC”) under cover of Schedule 14A (File No. 000-23837) on July 8, 2024 contains a description of the following proposals considered at the Special Meeting.

Proposal 1: The Merger Proposal

To adopt and approve the Merger Agreement. The following votes were cast at the Special Meeting (virtually or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstain
10,448,258	721,828	1,869

The approval of Proposal 1 satisfies one of the conditions to closing of the Merger, but consummation of the Merger remains subject to other conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

Proposal 2: The Golden Parachute Proposal

To approve, in a non-binding advisory vote, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger. The following votes were cast at the Special Meeting (virtually or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstain
9,081,752	1,980,220	109,983

Proposal 3: The Adjournment Proposal

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Merger Agreement at the time of the Special Meeting. The following votes were cast at the Special Meeting (virtually or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstain
10,320,260	778,873	72,822

Although Proposal 3 was approved, adjournment of the special meeting was not necessary or appropriate because the Company’s shareholders approved the Merger Agreement.

No other business properly came before the Special Meeting.

* * *

Company Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to secure the termination or expiration of any waiting period applicable under the HSR Act, (c) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied, (d) all or part of Parent’s financing may not become available, and (e) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent the Company from specifically enforcing Parent’s obligations under the Merger Agreement or recovering damages for any breach by Parent; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee of $20,380,000, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 22, 2023, and in Part II, Item 1A of the Company’s Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on July 31, 2024, as updated or supplemented by subsequent reports that the Company files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Parent nor the Company assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: August 13, 2024	By:	/s/ Timothy J. Arens
Timothy J. Arens
Senior Vice President of Finance and Chief Financial Officer